SUPREME COURT OF THE STATE OF NEW YORK
APPELLATE DIVISION: SECOND DEPARTMENT

GYRODYNE COMPANY OF AMERICA, INC., Claimant-Respondent, against STATE OF NEW YORK, Defendant-Appellant.	Appellate Division Docket Nos. 2010-08950 2011-02295 2011-02298 **NOTICE OF MOTION**

PLEASE TAKE NOTICE that upon the accompanying Affirmation of Robert C. Weisz dated December 28, 2011, and the exhibits annexed thereto, and upon all of the prior pleadings and proceedings had herein, defendant-appellant State of New York will move this Court at 9:30 a.m. on Friday, January 13, 2012, or as soon thereafter as counsel may be heard, at the Courthouse, 45 Monroe Place, Brooklyn, New York for an order: pursuant to C.P.L.R. 2221 and 22 N.Y.C.R.R. § 670.6, granting reargument of the Court's November 22, 2011 decision and order, and, upon reargument, vacating the judgments below and remanding for a new trial; or, in the alternative, pursuant to C.P.L.R. 5602 and 22 N.Y.C.R.R. § 670.6, granting leave to appeal to the Court of Appeals; and

granting such other and further relief as to this Court may seem just and proper.

Dated: New York, New York
December 28, 2011

Respectfully submitted,

ERIC T. SCHNEIDERMAN
Attorney General of the
State of New York
Attorney for Appellant

By: [signature]
Robert C. Weisz
Assistant Solicitor General
Office of the Attorney General
120 Broadway, 25th Floor
New York, New York 10271
(212) 416-6325

TO: Joseph L. Clasen, Esq.
Thomas J. Donlon, Esq.
Robinson & Cole, LLP
Attorneys for Claimant-Respondent
885 Third Avenue, Suite 2800
New York, NY 10022
(212) 451-2900

SUPREME COURT OF THE STATE OF NEW YORK
APPELLATE DIVISION: SECOND DEPARTMENT

GYRODYNE COMPANY OF AMERICA, INC., Claimant-Respondent, against STATE OF NEW YORK, Defendant-Appellant.	Appellate Division Docket Nos. 2010-08950 2011-02295 2011-02298 **AFFIRMATION OF ROBERT C. WEISZ**

Robert C. Weisz, an attorney duly admitted to practice law in the courts of the State of New York, affirms the following under the penalties of perjury:

1. I am an Assistant Solicitor General in the Office of Eric T. Schneiderman, Attorney General of the State of New York, attorney for defendant-appellant State of New York. I am familiar with the facts and circumstances of this case based on my review of the case file. I submit this affirmation in support of the State's motion for reargument of this Court's November 22, 2011 decision and order, or, in the alternative, for leave to appeal the decision and order to the New York Court of Appeals. A true and correct copy of this Court's decision and order, along with notice of entry served by overnight

delivery on November 28, 2011, is annexed as Exhibit 1 to this Affirmation. True and correct copies of the State's notices of appeal to this Court are annexed as Exhibit 2 to this Affirmation.

2. At issue in this appeal is whether claimant-respondent Gyrodyne Company of America, Inc. presented sufficient evidence to support the trial court's award of $125 million, plus interest, as compensation for the taking of certain real property in Suffolk County, as well as the trial court's award of $1,474,940.67 in costs, disbursements, and expenses. *See Heyert v. Orange & Rockland Utils., Inc.*, 17 N.Y.2d 352, 364 (1966) (claimant has burden of proof); *Chase Manhattan Bank, N.A. v. State*, 103 A.D.2d 211, 221 (2d Dep't 1984) (State has obligation to pay just compensation and present appraisal supporting it, but claimant has burden of proof).

3. In its decision and order, the Court affirmed the Court of Claims' holding that Gyrodyne had satisfied its burden of proof. The Court concluded that Gyrodyne had proven that the highest and best use for the property was as a high-density residential development, that the trial court properly accepted Gyrodyne's appraisal of the property as used for high-density residential development, and that

"the proposed density of the residential development, which formed the basis for the damages award, was supported by the evidence." *Gyrodyne Co. of Am., Inc. v. State*, 2011 N.Y. Slip Op. 08562, at *2 (2d Dep't Nov. 22, 2011).

4. The Court should grant reargument because it apparently overlooked the evidence that Gyrodyne had never even tried to, and had actually admitted that it could not, use its property for a high-density residential development of the sort hypothesized by its trial witnesses.

5. Although Gyrodyne stopped using the property for helicopter testing in the late 1960s or early 1970s, the property remained largely vacant until the taking in November 2005. At that time, there were only seven buildings on the entire 308-acre Gyrodyne property. (*See* Appendix ["A."] 515-516, 1186.)

6. In or about 2000, Gyrodyne attempted to develop a ten-acre portion of the property as an assisted living facility. Gyrodyne abandoned that effort in 2002. (A. 519-521.)

7. In 2002 or 2003, Gyrodyne took steps towards developing 304 acres of its 308-acre property as a golf community with 336

residences. (A. 521-523, 1947; *see generally* A. 1942-2058.) The developer with whom Gyrodyne was going to build the golf community, Gerald Barton, testified at trial that the "most appropriate best use of the site" (A. 579) was the low-density golf community. (A. 577-581).

8. In a sworn submission to the Town of Smithtown seeking approval of the proposed golf community, Gyrodyne admitted that local opposition rendered infeasible any higher-density development of the property. Gyrodyne stated that "[m]any community representatives objected . . . to the construction and operation of a sewage treatment plant at this site. Thus, the applicant has developed a plan wherein the density has been substantially reduced from earlier concepts such that" a sewage treatment plant would not be required. (A. 1947, 2049-2050; see also Br. for App. at 30-31.) The taking at issue in this action occurred before Gyrodyne's applications for approval of the lower-density development were ruled upon, so the record does not indicate whether even that development plan would have received the necessary approvals from

the Town of Smithtown, the Town of Brookhaven, and the Suffolk County Planning Commission.

9. Gyrodyne asserted for the first time in its damages case in this action that it would have been able to construct on the 308-acre property a 1232- to 1540-unit residential development. (*See* A. 417, 420, 422, 431, 917-940.) Not only would this hypothetical development have required a sewage treatment plan, which Gyrodyne admitted the community would not allow, but the hypothetical plan assumed that Gyrodyne could have developed four times more residential units than its own actual development plan had proposed.

10. In arguing that this new idea was the highest and best use of its property, Gyrodyne did not address its prior, sworn statement nor its history of using—or not using—the property.

11. Nor is there evidence in the record that Gyrodyne ever took any steps, like applying for government approvals, towards bringing such a development into existence. Indeed, despite the vague reference to "earlier concepts" for the property (A. 1947),

Gyrodyne never offered any testimony or documentary evidence indicating that it had ever even planned a high-density development.

12. Given the clear inconsistency between Gyrodyne's own admissions and the evidence of its use of the property for decades, on the one hand, and the position Gyrodyne took in this action, on the other, the Court should grant reargument and, upon reargument, vacate the judgments below. The evidence demonstrates that it was unlikely that Gyrodyne would have been able to use the property for the high-density residential development it hypothesized for litigation purposes as the highest and best use of the property.

13. In the alternative, the Court should grant leave to appeal to the Court of Appeals. This case presents an important issue of state law that is likely to recur in future cases: whether a condemnor must affirmatively disprove a condemnee's appraisal that is unmoored from the facts and consists of unexplained adjustments to ostensibly comparable properties.

14. In arriving at the $125 million valuation for its hypothetical high-density residential development, Gyrodyne not only deviated dramatically from its own actual development plans

for the property and contradicted its own admissions about limitations on the feasible uses of the property, but also made adjustments to the values of comparable properties that its witnesses did not adequately explain. While it explained the general nature of the adjustments, Gyrodyne never explained how it determined the size of the adjustments. (*See* A. 1184-1352.)

15. For example, Gyrodyne's appraiser made a 5% adjustment for the time and expense of rezoning the property to permit residential use, but admitted that his appraisal did not discuss the length of time required for rezoning. (A. 491-493.) It is simply not possible to make a logical, fact-based adjustment for time without knowing how much time likely will be involved.

16. Similarly, Gyrodyne's appraiser never explained how he determined the size of his other adjustments, such as those for obtaining site plan approval or for development costs. (*See* A. 1184-1352; see also Br. for App. at 15-28.) Again, without a discussion of how much time is likely involved in obtaining required government approvals or making necessary physical improvements, or of the

expenses typically required to complete these tasks, the adjustment figures Gyrodyne used might well have been selected at random.

17. The Court's citation to *Valley Stream Lawns, Inc. v. State of New York*, 9 A.D.2d 149 (3d Dep't 1959), is therefore inapposite. In that case, the Third Department pointed out that the State had not offered "precise proof," *id.* at 152, in response to detailed evidence introduced by the claimant. The Third Department's decision makes clear that Valley Stream Lawn's engineer had testified as to a particular dollar figure for several specific physical improvements necessary to develop the exact mapped-out plan of Valley Stream Lawn's proposed development. *Id.* at 151. Because Gyrodyne offered nothing of the sort here, there was nothing to which the State could have responded in kind.

18. To the best of our knowledge, the Court's decision and order is the first time that an appellate court of this State has held that where a condemnee's appraiser selects adjustment figures without explanation, and responds to cross-examination by merely

declaring himself right (*see* A. 492-493),[1] a condemnor is obligated to demonstrate affirmatively that the condemnee's *ipse dixit* is wrong. *Cf. In re County of Nassau (Cohen)*, 39 N.Y.2d 574, 577-78 (1976) (ordering new trial where neither party's valuation was adequate); *Chester Indus. Park Assocs. v. State*, 65 A.D.3d 513, 514 (2d Dep't 2009) (same); *County of Suffolk v. Kalimnios*, 275 A.D.2d 455, 457 (2d Dep't 2000) (same); *Yaphank Dev. Co. v. County of Suffolk*, 203 A.D.2d 280, 282 (2d Dep't 1994) (same); *Frank Micali Cadillac-Oldsmobile, Inc. v. State*, 104 A.D.2d 477, 481 (2d Dep't 1984) (same).

19. It is important for the public that awards for just compensation be adequately supported because those awards are ultimately borne by the taxpayers. *Cf. Yaphank Dev. Co.*, 203 A.D.2d at 282 (just compensation must be "just to the claimant and just to the people who are required to pay for it" (quotation marks omitted)). The presentation of models for just compensation that rely on hypothetical uses of property raise the risk of valuations that are far out of line with any realistic assessment of property value—

[1] The reference by Gyrodyne's appraiser to "some" of the costs mentioned in the State's appraisal (A. 492) hardly proves the correctness of Gyrodyne's arbitrarily selected figures. Gyrodyne's appraiser was careful not to testify that his numbers captured *all* of the costs described by the State.

as the $125 million award here demonstrates. It is critical that taxpayers be protected from such awards. This Court's ruling that the State must offer specific evidence to rebut a claimant's appraisal fails to afford such protection, when the plain defect in the claimant's case is its own reliance on far-fetched assumptions that differ sharply from its own prior use and description of the property as a landowner.

20. Moreover, to the extent that the Court of Claims and this Court accepted at face value Gyrodyne's conclusory appraisal, the decisions in this case appear contrary to those of the Court of Appeals and the other Appellate Divisions, which require that expert reports have a basis in fact. *See Diaz v. N.Y. Downtown Hosp.*, 99 N.Y.2d 542, 544-45 (2002) (expert opinion must be supported by evidentiary foundation); *McCree v. Sam Trans Corp.*, 82 A.D.3d 601, 601 (1st Dep't 2011) (rejecting expert opinion that "lacked a factual basis and was conclusory"); *Bell v. Vill. of Poland*, 281 A.D.2d 878, 879 (4th Dep't 2001) (appraisal "flawed" where "appraiser failed to include the necessary facts, figures and calculations to account for [those] adjustments that he did make" (quotation marks omitted));

Svoboda v. State, 28 A.D.2d 1056, 1056-57 (3d Dep't 1967) (criticizing lack of "demonstrable basis for the so-called 'adjustments'"). This conflict of authority further demonstrates that leave to appeal is warranted. *See* 22 N.Y.C.R.R. § 500.22(b)(4).

Dated: New York, New York
December 28, 2011

ROBERT C. WEISZ

EXHIBIT 1

SUPREME COURT OF THE STATE OF NEW YORK
APPELLATE DIVISION SECOND DEPARTMENT

GYRODYNE COMPANY OF AMERICA, INC., Respondent, -against- THE STATE OF NEW YORK, Appellant.	:	Docket Nos.: 2010-08950, 2011-02295, 2011-02298 NOTICE OF ENTRY

PLEASE TAKE NOTICE that the Decision, a true copy of which is annexed hereto, was entered on November 22, 2011.

Dated: New York, New York
November 28, 2011

ROBINSON & COLE LLP

By: ________________
Thomas J. Donlon, Esq.
Joseph L. Clasen, Esq.
Attorneys for Plaintiff
Gyrodyne Company of America, Inc.
885 Third Avenue, Suite 2800
New York, NY 10022
212-451-2900

TO:

Robert C. Weisz, Esq.
State of New York
Office of the Attorney General
120 Broadway, 25th Floor
New York, New York 10271
(212) 416-6325

11416119-v1

Gyrodyne Co. of Am., Inc. v State of New York
2011 NY Slip Op 08562
Decided on November 22, 2011
Appellate Division, Second Department
Published by New York State Law Reporting Bureau pursuant to Judiciary Law § 431.
This opinion is uncorrected and subject to revision before publication in the Official Reports.

Decided on November 22, 2011

SUPREME COURT OF THE STATE OF NEW YORK
APPELLATE DIVISION : SECOND JUDICIAL DEPARTMENT

PETER B. SKELOS, J.P.
RUTH C. BALKIN
JOHN M. LEVENTHAL
PLUMMER E. LOTT, JJ.

2010-08950
2011-02295
2011-02298

[*1]Gyrodyne Company of America, Inc., respondent,

v

State of New York, appellant. (Claim No. 112279)

Eric T. Schneiderman, New York, N.Y. (Benjamin Gutman and Robert C. Weisz of counsel), for appellant.
Robinson & Cole, LLP, New York, N.Y. (Joseph L. Clasen and Thomas J. Donlon of counsel), for respondent.

DECISION & ORDER

In a claim pursuant to EDPL article 5 for damages arising from the acquisition of real

property, the State of New York appeals from (1) a judgment of the Court of Claims (Lack, J.), dated August 17, 2010, which, upon a decision of the same court dated June 21, 2010, made after a nonjury trial, is in favor of the claimant and against it in the principal sum of $125,000,000, representing an award of just compensation for the direct appropriation of the claimant's real property, (2) an order of the same court dated December 14, 2010, which granted the claimant's motion pursuant to EDPL 701 for an award of costs, disbursements, and expenses in the sum of $1,474,940.67, and (3) a money judgment of the same court dated February 9, 2011, which, upon the order, is in favor of the claimant and against it in the principal sum of $1,474,940.67.

ORDERED that the appeal from the order is dismissed, as the order was superseded by the money judgment dated February 9, 2011; and it is further,

ORDERED that the judgment and the money judgment are affirmed; and it is further,

ORDERED that one bill of costs is awarded to the respondent.

The measure of damages in a case involving the partial taking of real property is the difference between the value of the entirety of the premises before the taking and the value of the remainder after the taking (*see Diocese of Buffalo v State of New York*, 24 NY2d 320, 323; *Chester Indus. Park Assoc., LLP v State of New York*, 65 AD3d 513). " The measure of damages must reflect the fair market value of the property in its highest and best use on the date of the taking, regardless of whether the property is being put to such use at the time'" (*Chester Indus. Park Assoc., LLP v State of New York*, 65 AD3d at 514, quoting *Chemical Corp. v Town of E. Hampton*, 298 AD2d 419, 420).

The trial court properly rejected the appraisal submitted by the State of New York, since the evidence demonstrated that the highest and best use of the property was as a residential development, as the claimant's expert concluded, and not as a light industrial development, as the State's expert opined (*see Matter of City of New York [Broadway Cary Corp.]*, 34 NY2d 535; *Matter of Consolidated Edison Co. of N.Y. v Neptune Assoc.*, 190 AD2d 669). Having rejected the State's [*2]appraisal, the trial court was bound to either accept the claimant's appraisal or explain the basis for any departure (*see Matter of City of New York [Reiss]*, 55 NY2d 885, 886; *Matter of City of New York v Estate of Levine*, 196 AD2d 654; *Matter of City of New York*, 94 AD2d 724, *affd* 61 NY2d 843).

Here, the trial court properly accepted the claimant's appraisal. The claimant's appraiser sufficiently and credibly explained the basis for his limited adjustments to the valuation of comparable properties on which his appraisal was based, including, among others, three separate downward adjustments to reflect the risk, time, and cost of obtaining a change of zoning and the need for government approvals, and an adjustment for additional development costs which would be required on the subject property due to the need to hook up to a sewage treatment plant (*see Matter of City of New York v Estate of Levine*, 196 AD2d 654; *Matter of County of Dutchess* [*285 Mill St.*], 186 AD2d 891; *cf. Matter of City of Rochester v Dray*, 60 AD2d 766). While the State argues that these adjustments were too small to accurately reflect these costs, "the State offered no precise proof on this subject and the court was justified in accepting the amount established by claimant" (*Valley Stream Lawns v State of New York*, 9 AD2d 149, 152). Further, the proposed density of the residential development, which formed the basis for the damages award, was supported by the evidence. Finally, there was no evidence submitted at the trial that the presence of certain railroad tracks on the property affected its value. Accordingly, the trial court properly declined to make any downward adjustment to the value of the subject property to account for the impact of the railroad tracks (*see Matter of City of New York* [*A. & W. Realty Corp.*], 1 NY2d 428, 432).

In light of our determination on the appeal from the judgment, the money judgment awarding the claimant an additional allowance for actual and necessary costs, disbursements, and expenses pursuant to EDPL 701 must also be affirmed.
SKELOS, J.P., BALKIN, LEVENTHAL and LOTT, JJ., concur.

ENTER:

Matthew G. Kiernan

Clerk of the Court

Return to Decision List

EXHIBIT 2

NEW YORK STATE : COURT OF CLAIMS
--------------------------------------X
GYRODYNE COMPANY OF AMERICA, INC.

Claimant,

NOTICE OF APPEAL

- against -

Claim No. 112279

THE STATE OF NEW YORK,

Defendant.
--------------------------------------X

SIR/MESDAMES:

PLEASE TAKE NOTICE that the defendant, the State of New York, by its attorney, Andrew M. Cuomo, Attorney General of the State of New York, appeals to the Appellate Division of the Supreme Court in and for the Second Department, from a judgment entered in the action in favor of the claimant, Gyrodyne Company Of America, Inc., against the defendant for the sum of One Hundred Seventy-Nine Million, Six Hundred Thirty-Six Thousand, Four Hundred Thirty-Seven Dollars and Fifty cents, entered in the Office of the Clerk of the Court of Claims on August 17, 2010, a copy of which is appended, and this appeal is taken from each and every part of that judgment.

DATED: Poughkeepsie, New York
September 7, 2010

Yours, etc.,

ANDREW M. CUOMO
Attorney General of the
State of New York

Attorney for Defendant

BY: [signature]

J. GARDNER RYAN
Assistant Attorney General
235 Main Street, 3rd Floor
Poughkeepsie, NY 12601
Telephone: (845) 485-3900

TO: Clerk of the Court of Claims
P.O. Box 7344
Capitol Station
Albany, NY 12224

Robinson & Cole, LLP
885 Third Avenue
New York, NY 10022-4834

Attn.: David Classen, Esq

NEW YORK STATE : COURT OF CLAIMS

------------------------------------X

GYRODYNE COMPANY OF AMERICA, INC.

Claimant,

- against -

THE STATE OF NEW YORK,

Defendant.

------------------------------------X

NOTICE OF APPEAL

CLAIM NO. 112279

SIR/MESDAMES:

PLEASE TAKE NOTICE that the defendant, the State of New York, by its attorney, Eric T. Schneiderman, Attorney General of the State of New York, appeals to the Appellate Division of the Supreme Court in and for the Second Department, from a decision and order entered in the action granting an additional judgment and allowance for fees and expenses under EDPL § 701 in favor of the claimant, Gyrodyne Company of America, Inc., against the defendant, in the sum of One Million, Four Hundred, Seventy Four Thousand, Nine Hundred, Forty dollars and Sixty Seven Cents ($1,474,940.67), with interest, entered in the Office of the Clerk of the Court of Claims on and about December, 2010, a copy of which is appended, and this appeal is taken from each and every part of that decision and order.

DATED: Poughkeepsie, New York
February 9, 2011

Yours, etc.,

ERIC T. SCHNEIDERMAN
Attorney General of the
State of New York
Attorney for Defendant

BY:
S/J. GARDNER RYAN
J. GARDNER RYAN
Assistant Attorney General
235 Main Street, 3rd Floor
Poughkeepsie, NY 12601
Telephone: (845) 485-3900

TO: Clerk of the Court of Claims
P.O. Box 7344
Capitol Station
Albany, NY 12224

Robinson & Cole, LLP
885 Third Avenue
New York, NY 10022-4834
Attn.: David Clasen, Esq

NEW YORK STATE : COURT OF CLAIMS

-------------------------------------X

GYRODYNE COMPANY OF AMERICA, INC.,

Claimant,

-against-

THE STATE OF NEW YORK,

Defendant.

-------------------------------------X

AMENDED

NOTICE OF APPEAL

Claim No. 112279

SIR/MESDAMES:

PLEASE TAKE NOTICE that the defendant, the State of New York, by its attorney, Eric T. Schneiderman, Attorney General of the State of New York, appeals to the Appellate Division of the Supreme Court in and for the Second Department, from a judgment entered by the Clerk of the Court on February 9, 2011, granting an additional allowance for fees and expenses under Eminent Domain Procedure Law § 701 in favor of the claimant, Gyrodyne Company of America, Inc. and against the defendant, in the sum of One Million, Four Hundred, Seventy Four Thousand, Nine Hundred, Forty dollars and Sixty Seven Cents ($1,474,940.67), a copy of which is appended, and this appeal is taken from each and every part of that judgment.

DATED: Poughkeepsie, New York
February 28, 2011

Yours, etc.,

ERIC T. SCHNEIDERMAN
Attorney General of the
State of New York

Attorney for Defendant

BY:
s/J. GARDNER RYAN
J. GARDNER RYAN
Assistant Attorney General
235 Main Street, 3rd Floor
Poughkeepsie, NY 12601
Telephone: (845) 485-3900

TO: Clerk of the Court of Claims
P.O. Box 7344
Capitol Station
Albany, NY 12224

Robinson & Cole, LLP
885 Third Avenue
New York, NY 10022-4834

Attn.: David Clasen, Esq